This Statement on Form 4 is filed jointly by Oaktree Acquisition Holdings, L.P.,
Oaktree Acquisition Holdings GP Ltd., Oaktree Capital Management, L.P., Oaktree
Capital Management GP, LLC, Atlas OCM Holdings, LLC, Oaktree Capital Group
Holdings GP, LLC, Brookfield Asset Management, Inc. and Partners Limited. The
principal business address of each of these reporting persons is 333 South Grand
Avenue, 28th Floor, Los Angeles, CA 90071.

Name of Designated Filer: Oaktree Acquisition Holdings, L.P.

Date of Event Requiring Statement: January 20, 2021

Issuer Name and Ticker or Trading Symbol: Oaktree Acquisition Corp. (NYSE:OAC)

                                       OAKTREE ACQUISITION HOLDINGS, L.P.

                                       By:  Oaktree Acquisition Holdings GP Ltd.
                                       Its: General Partner

                                       By:  Oaktree Capital Management, L.P.
                                       Its: Director

                                       By: /s/ Jordan Mikes
                                           -------------------------------------
                                           Name:  Jordan Mikes
                                           Title: Senior Vice President

                                       OAKTREE ACQUISITION HOLDINGS GP LTD.

                                       By:  Oaktree Capital Management, L.P.
                                       Its: Director

                                       By: /s/ Jordan Mikes
                                           -------------------------------------
                                           Name:  Jordan Mikes
                                           Title: Senior Vice President

                                       OAKTREE CAPITAL MANAGEMENT, L.P.

                                       By: /s/ Jordan Mikes
                                           -------------------------------------
                                           Name:  Jordan Mikes
                                           Title: Senior Vice President

                                       OAKTREE CAPITAL MANAGEMENT GP, LLC

                                       By:  Atlas OCM Holdings, LLC
                                       Its: Managing Member

                                       By:  Oaktree New Holdings, LLC
                                       Its: Member

                                       By: /s/ Jordan Mikes
                                           -------------------------------------
                                           Name:  Jordan Mikes
                                           Title: Senior Vice President

                                       ATLAS OCM HOLDINGS, LLC

                                       By:  Oaktree New Holdings, LLC
                                       Its: Member

                                       By: /s/ Jordan Mikes
                                           -------------------------------------
                                           Name:  Jordan Mikes
                                           Title: Senior Vice President

                                       OAKTREE CAPITAL GROUP HOLDINGS GP, LLC

                                       By: /s/ Jordan Mikes
                                           -------------------------------------
                                           Name:  Jordan Mikes
                                           Title: Senior Vice President

                                       BROOKFIELD ASSET MANAGEMENT, INC.

                                       By: /s/ Jessica Diab
                                           -------------------------------------
                                           Name:  Jessica Diab
                                           Title: Senior Associate, Legal &
                                                Regulatory

                                       PARTNERS LIMITED

                                       By: /s/ Brian D. Lawson
                                           -------------------------------------
                                           Name:  Brian D. Lawson
                                           Title: Director